UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934 (Amendment No    )

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Filed by a Party other than the Registrant ☐
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☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Under §240.14a-12

AMERICAN BIO MEDICA CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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122 Smith Road
Kinderhook, New York 12106

April 24, 2008

Dear Fellow Shareholder:

You are cordially invited to attend the 2008 Annual Meeting of Shareholders of American Bio Medica Corporation (the “Company”), which will be held on June 17, 2008 at 10:00 a.m., Eastern Standard Time, at the Holiday Inn located at 3 Empire Drive, Rensselaer, New York 12144 (the “Annual Meeting”).

The attached Notice of Annual Meeting and Proxy Statement describe the formal business that we will transact at the Annual Meeting. The Company’s Annual Report on Form 10-KSB (including audited financial statements) for the fiscal year ending December 31, 2007 accompanies this Proxy Statement. The Annual Report is not a part of the proxy soliciting material. In addition to the formal items of business, management will report on the operations and activities of the Company and you will have an opportunity to ask questions. Directors and officers of the Company will be present to respond to any questions you may have.

The Board of Directors of the Company has determined that an affirmative vote on each matter to be considered at the Annual Meeting is in the best interest of the Company and its shareholders and unanimously recommends a vote “FOR” each of these matters.

You may vote in any one of four ways: in person by attending the Annual Meeting, by Internet, by telephone, or by mail using the enclosed proxy card. Only shareholders of record at the close of business on April 21, 2008 are entitled to vote. Each share entitles the holder to one vote. Your vote is important regardless of the number of shares you own. Voting by proxy will not prevent you from voting in person at the Annual Meeting but will assure that your vote is counted if you cannot attend.

On behalf of the Board of Directors and the employees of American Bio Medica Corporation, I thank you for your continued support and look forward to seeing you at the Annual Meeting.

Sincerely yours,

Melissa A. Waterhouse
Corporate Secretary
Chief Compliance Officer

122 Smith Road
Kinderhook, New York 12106

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

Date:	June 17, 2008
Time:	10:00 a.m., Eastern Standard Time
Place:	The Holiday Inn
3 Empire Drive
Rensselaer, New York 12144

At our 2008 Annual Meeting, we will ask you to:

1. Elect three (3) “Class II” directors, all for three (3) year terms commencing with the ensuing year and until their successors shall be elected and duly qualified (the terms of office of the other directors do not expire until 2009 or 2010). The following directors are being nominated:

·Edmund M. Jaskiewicz	·Daniel W. Kollin
·Jean Neff

2. Transact any other business as may properly come before the Annual Meeting.

You may vote at the Annual Meeting if you were a shareholder of American Bio Medica Corporation at the close of business on April 21, 2008, the record date.

By Order of the Board of Directors

Kinderhook, New York	Melissa A. Waterhouse
April 24, 2008	Corporate Secretary
Chief Compliance Officer

You are cordially invited to attend the Annual Meeting. It is important that your shares be represented regardless of the number of shares you own. The Board of Directors urges you to sign, date and mark the enclosed proxy card promptly and return it in the enclosed envelope. Returning the proxy card will not prevent you from voting in person if you attend the Annual Meeting.

122 Smith Road
Kinderhook, New York 12106

PROXY STATEMENT

General

American Bio Medica Corporation is a New York corporation (“ABMC” or the “Company”). The term “Annual Meeting,” as used in this Proxy Statement, includes any adjournment or postponement of such meeting.

We have sent you this Proxy Statement and enclosed proxy card because the Board of Directors is soliciting your proxy to vote at the Annual Meeting. This Proxy Statement summarizes the information you will need to know to cast an informed vote at the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares. You may simply complete, sign and return the enclosed proxy card, or you may cast your vote via telephone or the Internet, and your vote will be cast for you at the Annual Meeting. This process is described below in the section entitled “Voting.”

We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about May 16, 2008 to all shareholders entitled to vote. In this mailing, we are also including our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, however the Annual Report should not be considered proxy solicitation material.

Shareholders entitled to vote; Record Date

If you owned common stock of ABMC at the close of business on April 21, 2008, (the “Record Date”), you are entitled to vote at the Annual Meeting, or any adjournments thereof. On the Record Date, the Company had one class of voting shares outstanding - common shares, $.01 par value per share ("common shares") and there were 21,744,768 shares of common stock outstanding and no shares of preferred stock outstanding.

Procedure for Submitting Shareholder Proposals

Shareholder nominations for directors and/or shareholder proposals for the next Annual Meeting of Shareholders must be received by the Company in writing on or before December 28, 2008, must not exceed 500 words, and must otherwise comply with the requirements of Rule 14a-8 of the Securities Exchange Act of 1934 (the "Exchange Act"). The Company has not received any shareholder proposals or shareholder nominations for directors for this Annual Meeting.

Voting

You are entitled to one vote at the Annual Meeting for each common share of ABMC that you owned as of the Record Date. The number of shares you own (and may vote) is listed on your proxy card. You can vote your shares using one of the following methods:

Voting by attending the meeting. A shareholder may vote his or her shares in person at the Annual Meeting. A shareholder planning to attend the meeting should bring proof of identification for entrance to the meeting. If your shares are not registered in your own name, you will need appropriate documentation to confirm your ownership to vote personally at the Annual Meeting. Examples of such documentation include a broker’s statement, letter or other document that will confirm your ownership of shares of American Bio Medica Corporation.

Voting by proxy card. All shares entitled to vote and represented by properly executed proxy cards received prior to the Annual Meeting and not revoked, will be voted at the Annual Meeting in accordance with the instructions indicated on those proxy cards. If no instructions are indicated on a properly executed proxy card, the shares represented by that proxy card will be voted as recommended by the Board of Directors. If any other matters are properly presented for consideration at the Annual Meeting, including, among other things, consideration of a motion to adjourn the Annual Meeting to another time or place (including, without limitation, for the purpose of soliciting additional proxies), the persons named in the enclosed proxy card and acting thereunder generally will have discretion to vote on those matters in accordance with their best judgment. The Company does not currently anticipate that any other matters will be raised at the Annual Meeting.

Submitting Proxies Via the Internet or by Telephone. Many shareholders who hold their shares through a broker or bank may have the option to submit their proxies or voting instructions via the Internet or by telephone. If your shares are held in “street name,” you should check the voting instruction card that has been provided to you by your broker and follow the instructions that have been provided for Internet or telephone voting on that card.

You are invited to attend the meeting; however, to ensure your representation at the meeting, you are urged to vote via the Internet or telephone, or mark, sign, date and return the enclosed proxy card as promptly as possible in the postage-prepaid envelope enclosed for that purpose. Any shareholder of record attending the meeting may vote in person even if he or she has voted via the Internet or telephone, or returned a proxy card. By voting in person, you automatically revoke any prior proxy given by Internet, telephone or proxy card.

For the election of directors, the three (3) nominees who receive the most votes for each seat will be elected to the three (3) available memberships on the Board (i.e. by a plurality of votes cast). If you return a signed proxy form indicating your abstention or attend the Annual Meeting but choose to abstain from voting on any proposal (revoking your proxy), you will be considered present at the Annual Meeting and not voting in favor of the proposal. Since most proposals pass only if they receive favorable votes from a majority of votes present at the Annual Meeting, the fact that you are abstaining and not voting in favor of a proposal will have the same effect as if you had voted against the proposal.

Holders of common shares are not entitled to cumulative voting rights.

Effect of Broker Non-Votes

If your broker holds shares that you own in “street name,” the broker may vote your shares on the proposals listed above even if the broker does not receive instructions from you. If your broker does not vote on a proposal, this will constitute a “broker non-vote.” A broker non-vote would have no effect on the outcome of Proposal 1 because only a plurality of votes cast is required to elect a director.

Quorum

A quorum of shareholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

Revocability of Proxy

Any proxy card given pursuant to this solicitation may be revoked by the person giving it at any time before it is voted. A proxy card may be revoked (1) by filing with the Corporate Secretary of the Company, at or before the taking of the vote at the Annual Meeting, a written notice of revocation or a duly executed proxy card, in either case later dated than the prior proxy card relating to the same shares, or (2) by attending the Annual Meeting and voting or abstaining in person (although attendance at the Annual Meeting will not of itself revoke a proxy). Any written notice of revocation or subsequent proxy card must be received by the Corporate Secretary of the Company prior to the taking of the vote at the Annual Meeting. Such written notice of revocation or subsequent proxy card should be hand delivered to the Corporate Secretary of the Company or should be sent so as to be delivered to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attention: Corporate Secretary.

Solicitation of Proxies

The Company will pay the costs of soliciting proxies from its shareholders. Directors, officers or employees of the Company may solicit proxies by mail, telephone, and other electronic forms of communication or in person without additional compensation.

The Company will also reimburse banks, brokers, nominees and other fiduciaries for the expenses they incur in forwarding the proxy materials to you. Arrangements may also be made with brokerage firms or other custodians, nominees or fiduciaries for the forwarding of soliciting material to the beneficial owners of common shares of the Company held of record by such persons; and the Company will reimburse such respective banks brokers, custodians, nominees and fiduciaries for the reasonable out-of-pocket expenses incurred by them in connection therewith. ADP has been retained to assist in soliciting proxies at a fee of approximately $6,000 plus distribution costs and other costs and expenses.

Security Ownership of Management and Certain Beneficial Owners

As of April 21, 2008 there were 21,744,768 common shares outstanding of which 21,744,768 common shares are entitled to vote at the Annual Meeting. The following table sets forth, as of April 21, 2008, the beneficial ownership of the Company's common shares by (i) each director, (ii) each nominee for director, (iii) each of the executive officers, (iv) all directors and executive officers of the Company as a group, and (v) each shareholder, known to management of the Company, to beneficially own more than five percent (5%) of the outstanding common shares.

The number and percentage of shares beneficially owned is determined under the rules of the U.S. Securities and Exchange Commission, and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has sole or shared voting power or investment power and also any shares which the individual has the right to acquire within sixty (60) days after April 21, 2008 through the exercise of any stock option, exchange of exchangeable shares or other right. Unless otherwise indicated, each person has sole voting and investment power (or shares such powers with his or her spouse) with respect to the shares shown as beneficially owned.

Title of Class	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership *		Percent of Class
Common	Stan Cipkowski C/O 122 Smith Road Kinderhook, NY 12106	2,331,500	(1)	10.3%
Common	Edmund M. Jaskiewicz C/O 122 Smith Road Kinderhook, NY 12106	2,068,155	(2)	9.5%
Common	Martin R. Gould C/O 122 Smith Road Kinderhook, NY 12106	365,000	(3)	1.7%
Common	Keith E. Palmer C/O 122 Smith Road Kinderhook, New York 12106	25,000	(4)	**
Common	Richard P. Koskey C/O 122 Smith Road Kinderhook, NY 12106	118,750	(5)	**
Common	Daniel W. Kollin C/O 122 Smith Road Kinderhook, NY 12106	75,750	(6)	**
Common	Anthony G. Costantino C/O 122 Smith Road Kinderhook, NY 12106	62,000	(7)	**
Common	Carl A. Florio C/O 122 Smith Road Kinderhook, NY 12106	61,830	(8)	**
Common	Stefan Parker C/O 122 Smith Road Kinderhook, New York 12106	25,000	(9)	**
Common	Jean Neff C/O 122 Smith Road Kinderhook, NY 12106	0		0%
Common	Marathon Capital Management 4 N Park Drive, Suite 106 Hunt Valley, MD 21030	1,539,229		7.1%
Common	Directors and Executive Officers as a group (9 persons)	5,132,985	(10)	21.9%

*
Unless otherwise noted, the number of shares noted for each individual is based upon information obtained from their Section 16(a) or Rule 13d filings with the United States Securities and Exchange Commission.

**	Less than one percent (1%).

(1)	Includes 838,500 common shares subject to stock options exercisable within 60 days of April 21, 2008.
(2)	Includes 151,500 common shares subject to stock options exercisable within 60 days of April 21, 2008.
(3)	Includes 360,000 common shares subject to stock options exercisable within 60 days of April 21, 2008.
(4)
Mr. Palmer resigned as Chief Financial Officer and Executive Vice President, Finance effective July 9, 2007 and is no longer subject to Section 16(a) filings. Share ownership for Mr. Palmer is reported based solely on his last Section 16(a) filing, dated July 9, 2007, however, it is possible that Mr. Palmer has disposed of these shares subsequent to his last filing.

(5)	Includes 98,750 common shares subject to stock options exercisable within 60 days of April 21, 2008.
(6)	Includes 75,750 common shares subject to stock options exercisable within 60 days of April 21, 2008.
(7)	Includes 62,000 common shares subject to stock options exercisable within 60 days of April 21, 2008.
(8)	Includes 49,830 common shares subject to stock options exercisable within 60 days of April 21, 2008.
(9)	Includes 25,000 common shares subject to stock options exercisable within 60 days of April 21, 2008.
(10)	Includes an aggregate of 1,661,330 common shares subject to stock options exercisable within 60 days of April 21, 2008.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the 1934 Act requires the Company's executive officers and directors, and persons who own more than ten percent of a registered class of the Company's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission ("SEC"). Executive officers, directors and greater than ten percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

Based solely on a review of the copies of such forms furnished to the Company as of the date of this report, all executive officers, directors and greater than ten percent beneficial holders have complied with all Section 16(a) requirements.

DISCUSSION OF PROPOSAL RECOMMENDED BY BOARD

Proposal No. 1

Election of Directors

General

The current bylaws of the Company allow for a classified or staggered board. The Company’s Board of Directors is divided into three classes serving staggered terms. ABMC’s Board of Directors currently consists of seven (7) members. Two (2) of the seven (7) board seats have terms expiring in 2008. One of the directors was appointed by the Board of Directors on February 12, 2008 to serve as a Class II director to serve until the next shareholder meeting. The terms of office of the other directors do not expire until 2009 or 2010. The directors whose terms of office expire at the 2008 Annual Meeting of Shareholders are Messrs. Edmund M. Jaskiewicz and Daniel W. Kollin and the director who was appointed by the Board on February 12, 2008 is Jean Neff.

The Board of Directors, upon the recommendation of the Nominating Committee has nominated Edmund M. Jaskiewicz, Daniel W. Kollin and Jean Neff to serve as directors until the 2011 Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified. It is the intention of the persons named as proxies in the accompanying proxy, unless instructed otherwise, to vote for the persons nominated by the Board of Directors. Ms. Neff was recommended to the Nominating Committee by the Company’s Chief Executive Officer. If any nominee should become unavailable to serve, the proxy may be voted for the election of such substitute nominee as may be designated by the Board of Directors. The Board of Directors has no reason to believe that any of the nominees will be unable to serve if elected.

Name	Age	Term Expires	Position(s) held	Director Since
Edmund M. Jaskiewicz	84	2011	Director	1992
Daniel W. Kollin	66	2011	Director	2004
Jean Neff	65	2011	Director	2008

The principal occupation and business experience during at least the last 5 years of each nominee for election as director are set forth below.

Edmund M. Jaskiewicz has been one of our directors since 1992 and served as our Chairman of the Board of Directors from 1992 until 1999. He was appointed President in September 2003 and was re-appointed Chairman of the Board in September 2004 and continues to serve in that capacity. Mr. Jaskiewicz is a lawyer-engineer. He has practiced international patent and corporate law as a sole practitioner since 1963. He received his J.D. in 1952 from George Washington University Law School and his B.S. in Engineering from the University of Connecticut in 1947.

Daniel W. Kollin was re-appointed to our Board of Directors in January 2004. He previously served on our Board of Directors from February 2003 until he resigned in September 2003. Since 1990, Mr. Kollin has been Managing Director of BioMed Capital Group Ltd. He has over 20 years experience in investment banking, venture capital and corporate management. He received his MBA from The Wharton School of The University of Pennsylvania.

Jean Neff was appointed to our Board of Directors in February 2008. She has over 35 years experience in administration, sales and management. She served as the Sr. Vice President of New Business Development of the Occupational Testing Services division of Laboratory Corporation of America (LabCorp), from 1991 until her retirement in 2007. She received her B.S. in Biology from Mercer University in 1964.

The Board of Directors unanimously recommends a vote “FOR” all nominees for election as directors.

INFORMATION ABOUT THE BOARD OF DIRECTORS AND MANAGEMENT

Directors that are not nominees

ABMC’s Board of Directors currently consists of seven (7) members. Three (3) of the seven (7) members are being nominated for election at this Annual Meeting of Shareholders and the principal occupation and business experience during at least the last 5 years of each of these nominees is presented above. The other four (4) members that are not nominees at this year’s Annual Meeting of Shareholders and their terms are as follows:

Name	Age	Term Expires	Position(s) held	Director Since
Stan Cipkowski	59	2009	Chief Executive Officer/Director	1986
Richard P. Koskey	68	2009	Director	2003
Anthony G. Costantino, Ph.D.	48	2010	Director	2004
Carl A. Florio	59	2010	Director	2004

The principal occupation and business experience during at least the last 5 years of each of these directors are set forth below:

Stan Cipkowski founded our predecessor in 1982. He has been a member of our Board of Directors since our incorporation in April 1986 and was Chief Executive Officer until January 2001. He was re-appointed Chief Executive Officer in September 2004 and continues to serve in that capacity. From January 2001 through July 2003, Mr. Cipkowski served as an Executive Vice President of the Company. Mr. Cipkowski remained an employee of the Company after his resignation as Executive Vice President before re-assuming the position of Chief Executive Office in September 2004. He reorganized the Company as American Bio Medica Corporation in 1992 and is the inventor of the Rapid Drug Screen®. Mr. Cipkowski attended Mater Christi Seminary and St. Louis University from 1965 to 1969.

Richard P. Koskey was appointed to our Board of Directors in October 2003. Mr. Koskey brings over 30 years of financial experience as a Certified Public Accountant. Since 1975, he has been a managing principal of Pattison, Koskey, Howe & Bucci, P.C., a regional accounting firm. Mr. Koskey received his B.A. from Duke University in 1963.

Anthony G. Costantino, Ph.D. was appointed to our Board of Directors in June 2004. Since September 2002, he has served as Vice President, Operations for NMS Labs. From September 1991 until August 2002, he held various positions within American Medical Laboratories, Inc., with the most recent being Sr. Vice President and Director until August 2002. Dr. Costantino received his Ph.D., in Forensic Toxicology from the University of Maryland, School of Medicine in 1991, his M.S. in Pharmacology/Toxicology, from Duquesne University in 1984 and his B.S. in Pharmacy from Duquesne University in 1983.

Carl A. Florio joined our Board of Directors in August 2004 and is currently the Vice Chairman of Paradigm Capital Management, Inc. Mr. Florio served as Regional President - Eastern New York of First Niagara Financial Group, Inc. (NASDAQ:FNFG) from 2005 until 2008. Mr. Florio served as President and CEO of Hudson River Bancorp, Inc. from 1996 until 2005 when Hudson River BanCorp, Inc. was acquired by FNFG. Mr. Florio received his B.S. in public accounting from the State University of New York at Albany in 1971.

Additional Executive Officers and Senior Management

In addition to Mr. Cipkowski, our Chief Executive Officer, and Mr. Jaskiewicz, our President, both referenced earlier in this statement, the following table sets forth the names, ages, positions/offices held, the term of the positions/offices held of additional executive officers and senior management.

Name	Age	Position(s) held	Since
Martin R. Gould	56	CSO, Exec Vice Pres., Technology	1998
Stefan Parker	39	CFO, Exec. Vice Pres. Finance, Treasurer	2007
Todd Bailey	37	Vice President, Sales & Marketing	2001
Dr. Henry J. Wells, Ph.D.	77	Vice President, Product Development	1998
Melissa A. Waterhouse	37	VP, Chief Compliance Officer, Corp	1997
		Secretary

Martin R. Gould joined us in 1998. He was appointed our Executive Vice President, Technology in 2003 and currently also services as our Chief Science Officer. Prior to becoming our CSO, he was our Vice President of Technology. Mr. Gould is a biomedical scientist with more than 35 years of experience in the diagnostic and chemical fields. He has an extensive background in research and development, manufacturing, quality control/assurance, as well as business development and sales and marketing. Mr. Gould served as Vice President and General Manager of Neogen Corp. (NASDAQ:NEOG) until 1997. Mr. Gould received a Masters in Biomedical Science and Biomedical Engineering from Drexel University in 1982, and a BS degree from Delaware Valley College in 1973.

Stefan Parker joined us in March 2005 as our Controller. Upon the resignation of our former Chief Financial Officer, he was appointed interim CFO in July 2007 and appointed CFO and EVP Finance in August 2007. Prior to joining the Company, Mr. Parker spent four years with Mechanical Technology, Inc. as Accounting Manager. Mr. Parker obtained his bachelors degree in finance from Siena College.

Todd Bailey joined us in April 2001 as a Director of Business Development and subsequently was promoted to Director of National Accounts. In September 2003, he was appointed Vice President of Sales & Marketing. Prior to joining us, Mr. Bailey was Substance Abuse Account Manager for Roche Diagnostics Corporation where he was responsible for territory sales of point-of-collection tests for drugs of abuse to Fortune 500 manufacturers and state agencies. Mr. Bailey received a B.S. in communications from St. Cloud University in 1994.

Henry J. Wells, Ph.D. joined us as a contract chemist in 1995. In 1998 he became a full-time employee as our Vice President of Product Development. From 1990 to 1998, Dr. Wells worked as a contract chemist with the title of Vice President Science and Technology for New Horizons Diagnostics, Inc. where he adapted immuno-chemical technologies for detection of infectious diseases. Dr. Wells earned his Ph.D. in Biochemistry from the University of Pittsburgh in 1966, his M.A. from University of Pennsylvania in 1972 (honorary) and his B.S. in Chemistry from the University of Pittsburgh in 1958.

Melissa A. Waterhouse joined us in 1997. Since that time she has held various management positions in Investor Relations, Marketing and Public Relations. She was appointed our Corporate Secretary in September 2003. She currently serves as Vice President and Chief Compliance Officer.

General Information related to the Board of Directors & Attendance at Meetings

The Board of Directors oversees our business and monitors the performance of our management. The Board of Directors does not involve itself in the day-to-day operations of the Company. Our executive officers and management oversee our day-to-day operations. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board, which are currently held on a bi-monthly basis. Special meetings may be held from time to time to consider matters for which approval of the Board of Directors is desirable or is required by law. Our directors also discuss business and other matters with our key executives and our principal external advisors (legal counsel, independent auditors, and other consultants) when necessary. The Board of Directors has adopted a policy related to the review, approval and/or ratification of related party transactions.

The Board of Directors held six regular meetings during the fiscal year ended December 31, 2007, one of which was held telephonically. Each director attended at least 75% of the meetings of the Board of Directors.

Directors are expected to prepare themselves for and attend all meetings of the Board of Directors, the Annual Meeting of Shareholders and the meetings of the committees on which they serve, with the understanding that on occasion a director may be unable to attend a meeting. All of the members of our Board of Directors attended the 2007 Annual Meeting of Shareholders.

Communications with Directors and Committees

Shareholders may communicate with members of the Company’s Board of Directors and its Committees by writing to American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106, Attn: Corporate Secretary. The Corporate Secretary will disseminate the communication(s) to the appropriate individual(s).

Code Of Ethics

The Company has adopted a Code of Ethics that applies to all employees, including but not limited to the principal executive officer, principal financial officer, principal accounting officer or controller, or person performing similar functions. The Board of Directors will review the Code of Ethics on a regular basis and propose or adopt additions or amendments to the Code of Ethics as appropriate. A copy of the Company’s Code of Ethics can be found on its website located at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A copy of the Code of Ethics may also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attention: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106.

Certain Relationships and Related Transactions

During the fiscal years ended December 31, 2007 and December 31, 2006, the Company paid an aggregate of $97,000 and $128,000 respectively, to Edmund Jaskiewicz, the Company’s President and Chairman of the Board of Directors, in consideration of his services as patent and trademark counsel to the Company, services as a member of its Board of Directors, and reimbursed expenses related to same.

Independent Directors

We use the National Association of Securities Dealers (“NASD”) listing standards and SEC rules and regulations to determine the independence of our directors. For a director to be independent under NASD’s rules, the director must be a person other than an officer or employee of the company or its subsidiaries or any other individual having a relationship, which, in the opinion of the Company's Board of Directors, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. The following persons cannot be considered independent:

•	a director who is, or at any time during the past three years was, employed by ABMC or by any parent or subsidiary of ABMC;
•
a director who accepted or who has a family member who accepted any compensation from the company in excess of $100,000 during any period of twelve consecutive months within the three years preceding the determination of independence, other than the following: (i) compensation for board or board committee service; (ii) compensation paid to a Family Member who is an employee (other than an executive officer) of the company; or (iii) benefits under a tax-qualified retirement plan, or non-discretionary compensation;

•	a director who is a family member of an individual who is, or at any time during the past three years was, employed by the company as an executive officer;
•
a director who is, or has a family member who is, a partner in, or a controlling shareholder or an executive officer of, any organization to which the company made, or from which the company received, payments for property or services in the current or any of the past three fiscal years that exceed 5% of the recipient's consolidated gross revenues for that year, or $200,000, whichever is more, other than the following: (i) payments arising solely from investments in the company's securities; or (ii) payments under non-discretionary charitable contribution matching programs;

•
a director of the issuer who is, or has a family member who is, employed as an executive officer of another entity where at any time during the past three years any of the executive officers of the issuer serve on the compensation committee of such other entity; or

•
a director who is, or has a Family Member who is, a current partner of the company's outside auditor, or was a partner or employee of the company's outside auditor who worked on the company's audit at any time during any of the past three years.

The Board of Directors has determined that Anthony G. Costantino, Daniel W. Kollin, Richard P. Koskey, Carl A. Florio and Jean Neff, a majority of the Board of Directors, are independent directors under NASD’s rules.

In accordance with NASD’s rules, independent directors meet in executive sessions when required in conjunction with regularly schedule meetings of the Board of Directors, outside of the presence of non-independent directors.

NASD rules, as well as SEC rules, impose additional independence requirements for all members of the Audit Committee. Specifically, in addition to the independence requirements discussed above, independent audit committee members must: (1) not accept, directly or indirectly, any consulting, advisory, or other compensatory fees from ABMC or any subsidiary of ABMC other than in the member’s capacity as member of the Board of Directors or as a member of one of the any Board of Director’s committees and (2) not be an affiliated person of ABMC or any subsidiary of ABMC.

Committees of the Board of Directors

The Board of Directors of ABMC has established the following committees:

Audit Committee

As of the date of this report, the Audit Committee is comprised of three members, all of whom the Board has determined are independent directors, (as independence is defined in Rule 4200(a)(15) of the National Association of Securities Dealers (“NASD”) listing standards, as applicable and as may be modified or supplemented), as required by Rule 4350(d)(2) of the NASD listing standards. Members of the Audit Committee are Richard P. Koskey, Carl A. Florio and Anthony G. Costantino. Mr. Koskey serves as the Chairman of this Committee. The Board of Directors has adopted an Audit Committee charter. A copy of the Audit Committee Charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A hard copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Audit Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

This Committee makes recommendations to the Board of Directors with respect to the Company's financial statements and the appointment of independent auditors, reviews significant audit and accounting policies and practices, meets with the Company's independent public accountants concerning, among other things, the scope of audits and reports, and reviews the performance of the overall accounting and financial controls of the Company. The Audit Committee formally met four times and informally met several times in the fiscal year ended December 31, 2007. The Audit Committee charter requires four Audit Committee meetings per fiscal year. Members Koskey and Florio attended 100% of the formal meetings while member Costantino attended 33% of the formal meetings.

Audit Committee Financial Expert

At least one member of the Audit Committee must be financially sophisticated, in that he or she has past employment experience in finance or accounting, requisite certification in accounting, or other comparable experience or background which results in the individual’s financial sophistication, including but not limited to being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities. The individual must have an understanding of generally acceptable accounting principals and financial statements, the ability to assess the general application of such principals in connection with the accounting for estimates, accruals and reserves, experience in preparing, auditing, analyzing or evaluating financial statements that present a breadth and level of complexity of accounting issues comparable to those issues raised by the Company’s financials statements, an understanding of internal control over financial reporting, and an understanding of audit committee functions. Such attributes would be acquired through education and experience as a principal accounting or financial officer, controller, public accountant or auditor or experience actively supervising such positions, or experience overseeing or assessing the performance of companies or public accountants with respect to the preparation, auditing, or evaluation of financial statement. The Board has determined that independent board members Koskey and Florio both meet these requirements.

Audit Committee Report

The Audit Committee reviews the Company’s financial reporting process on behalf of the Board. Management has the primary responsibility for the financial statements and the reporting process. The Company’s independent public accountants are responsible for expressing an opinion on the conformity of the Company’s audited financial statements to generally accepted accounting principles upon completion of their audit.

In this context, the Audit Committee reviewed and discussed with management and the independent public accountants, the audited financial statements for the fiscal year ended December 31, 2007 (the “Audited Financial Statements”). The Audit Committee has discussed with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61, as amended (AICPA, Professional Standards, Vol. 1 AU section 380) as adopted by the Public Company Accounting Oversight Board in Rule 3200T. In addition, the Audit Committee has received the written disclosures and the letter from the independent public accountants required by Independence Standards Board Standard No.1 (Independence Standards Board Standard No.1, Independence Discussions with Audit Committees), as adopted by the Public Company accounting Oversight Board in Rule 3600T and has discussed with the independent public accountants their independence from the Company and its management.

Based on reviews and discussions with the independent public accountants, the Audit Committee recommended to the Board of Directors that the Audited Financial Statements be included in the Company’s Annual Report on Form 10-KSB for the fiscal year ended December 31, 2007, for filing with the Securities and Exchange Commission.

The Audit Committee members do not serve as professional accountants or auditors and their functions are not intended to duplicate or to certify the activities of management and the independent auditors. The Committee serves a board-level oversight role where it receives information from, consults with and provides its views and directions to, management and the independent public accountants on the basis of the information it receives and the experience of its members in business, financial and accounting matters.

The Audit Committee
Richard P. Koskey, Chairman
Carl A. Florio
Anthony G. Costantino
Nominating Committee

The Nominating Committee currently consists of three members, all of whom the Board has determined are independent as defined by NASD listing requirements and SEC rules and regulations. Members of the Nominating Committee are Carl A. Florio, Daniel W. Kollin, and Anthony G. Costantino. Mr. Florio serves as the Chairman of this Committee. The nominating committee is governed by a charter it has adopted. A copy of the Nominating Committee charter can be found on the Company’s website at www.abmc.com, under the section title “Corporate” and the subsection titled “Governance”. A hard copy can also be obtained free of charge by sending a written request to American Bio Medica Corporation, Attn: Corporate Secretary, 122 Smith Road, Kinderhook, New York 12106. There have been no material changes to the Nominating Committee Charter since it was last filed as an exhibit to the Company’s Proxy Statement filed on May 12, 2004.

The purpose of the Nominating Committee is to review, and make recommendations related to, qualified candidates for election to the Board of Directors. In carrying out these functions, the Nominating Committee considers a candidate’s mix of skills, experience, character, commitment and diversity of background, all in the context of the requirements of the Board at that point in time. Each candidate should be prepared to participate fully in Board activities, including attendance at, and active participation in, meetings of the Board, and not have other personal or professional commitments that would, in the Nominating Committee’s judgment, interfere with or limit such candidate’s ability to do so.

Additionally, in determining whether to recommend a director for re-election, the Nominating Committee also considers the director’s past attendance at Board and committee meetings and participation in and contributions to the activities of the Board. The Nominating Committee has no stated specific, minimum qualifications that must be met by a candidate for a position on our Board. The Nominating Committee does, however, believe it appropriate for at least one member of the Board to meet the criteria for an “audit committee financial expert” as defined by SEC rules, and for a majority of the members of the Board meet the definition of “independent director” within the meaning of applicable NASD listing standards.

The Nominating Committee’s methods for identifying candidates for election to the Board (other than those proposed by the Company’s shareholders, as discussed below) include the solicitation of ideas for possible candidates from a number of sources, including: members of the Board; the Company’s executives; individuals personally known to the members of the Board; and other research. The Nominating Committee also has authority to select and compensate a third-party search firm to help identify candidates, if it deems it advisable to do so.

The Nominating Committee will consider nominees shareholders recommend. Shareholders may submit nominations to the nominating committee in care of Corporate Secretary, American Bio Medica Corporation, 122 Smith Road, Kinderhook, New York 12106. To be timely for consideration at our next Annual Meeting of Shareholders, the Corporate Secretary must receive a shareholder’s nomination notice at the Company’s principal executive offices, at the address set forth above, no later than December 28, 2008. The Nominating Committee will consider all candidates identified through the processes described above, whether identified by the committee or by a shareholder, and will evaluate each of them on the same basis.

The Nominating Committee met one time in the fiscal year ended December 31, 2007 and the slate of Directors and their terms for the Proxy were determined upon the recommendation of the Board’s non-management directors (other than those non-management directors that are nominees), the President and Chief Executive Officer. All members of the Nominating Committee attended this meeting.

Compensation and Option Committees

The Compensation Committee makes recommendations to the Board of Directors relating to salaries, bonuses and other compensation and benefits of executive officers, and reviews and advises management regarding benefits and other terms and conditions of compensation of management. The Company’s Option Committee is a sub-committee of the Compensation Committee and administers the Company's stock option plans. The Compensation Committee does not have a charter. The Compensation and Option Committees met formally two times, and several times informally throughout the fiscal year ended December 31, 2007.

As of the date of this report, the Compensation and Option Committees were comprised of board members Daniel W. Kollin, Richard P. Koskey and Carl A. Florio, all of whom the Board has determined are independent, as defined by NASD listing standards and SEC rules and regulations. Mr. Kollin serves as the Chairman of this Committee.

Compensation Committee’s Report

The compensation of the Company's executive officers is reviewed and approved by the Board of Directors. In addition to reviewing and approving executives' salaries and bonus arrangements, the Compensation Committee establishes policies and guidelines for other benefits.

General. Compensation of the Company's executive officers is intended to attract, retain and reward persons who are essential to the corporate enterprise. The fundamental policy of the Company's executive compensation program is to offer competitive compensation to executive officers that appropriately rewards the individual executive officer’s contribution to corporate performance. Compensation is determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Committee also assesses subjective qualitative factors to discern a particular executive officer’s relative value to the corporate enterprise in establishing base salaries. The Compensation Committee utilizes subjective criteria for evaluation of individual performance and relies substantially on the executive officers in doing so. The Committee focuses on two primary components of the Company's executive officer compensation program, each of which is intended to reflect individual and corporate performance: base salary compensation and bonus program based upon profitability of the Company.

Cash Compensation. Executive officers’ base salaries are determined primarily by reference to compensation packages for similarly situated executive officers of companies of similar size or in comparable lines of business with which the Company expects to compete for executive officer talent and with reference to the revenues, gross profits and other financial criteria of the Company. The Committee also assesses subjective qualitative factors to discern a particular executive officer’s relative value to the corporate enterprise in establishing base salaries. The salary of the Chief Executive Officer was established in his employment agreement executed in April 2007, the salary of the Chief Science Officer was established in his employment agreement executed in May 2007 and the salary of the Chief Financial Officer was established in his employment agreement executed in August 2007. The employment agreements of the Chief Executive Officer and the Chief Science Officer were filed as exhibits the to Company’s Form 10-QSB filed with the SEC on August 13, 2007 and the employment agreement of the Chief Financial Officer was filed as an exhibit to the Company’s Current Report on Form 8-K filed with the SEC on August 24, 2007.

Bonus Programs. The Company currently has a bonus program in place in which executive officers, senior management and certain mid-level managers participate. The program contains a formula that calculates a pool of dollars to be distributed based upon bottom line profitability, with nothing paid below $1,000,000 in profit. The pool consists of 5% of the lowest profit ($1,000,000) and increases in increments to a high of 15% of profit at $2,500,000. The distribution to recipients is based upon their annual salary in comparison to the aggregate salaries of all individuals participating in the plan. Officers’ salaries are doubled in the aggregate of salaries resulting in larger percentages of the total pool. There have not been bonuses paid to anyone in the Company under this plan, including the named executive officers, since fiscal year ended December 31, 2003. The Company is currently evaluating additional bonus programs to compensate its executive officers, senior management and mid-level managers. Any additional bonus program are expected to be based upon the Company’s sales and profitability and/or the market value of the Company’s securities. The Company also adopts other ad hoc bonus programs as appropriate to provide incentives for particular officers or management employees to meet specific goals. For example, in 2007, a bonus program was established to provide a bonus equal to $10,000 to the Company’s interim Chief Financial Officer payable upon timely filing of the Company’s 10-QSB.

Stock Options. In the past, the Company has utilized stock options as a form of long-term incentive compensation, however, beginning in fiscal year 2005, the Company changed its policies related to grants of stock options and going forward the Company does not plan to widely issue stock options to its employees, officers or directors, rather the issuance of stock options will be reserved for unique circumstances.

In reviewing and approving the Chief Executive Officer’s compensation for the fiscal year ended December 31, 2007, the Board did not retain a compensation consultant. The Board of Directors considered the same criteria detailed herein with respect to executive officers in general and determined Mr. Cipkowski’s compensation.

The Compensation Committee

Daniel W. Kollin, Chairman
Richard P. Koskey
Carl A. Florio

EXECUTIVE COMPENSATION

The following table sets forth for fiscal years ended December 31, 2007 and December 31, 2006, the compensation paid by the Company to its Chief Executive Officer, Chief Financial Officer, former Chief Financial Officer, and Chief Science Officer/Executive Vice President, Technology.

SUMMARY COMPENSATION TABLE(1)
Name and principal position	Year	Salary ($)		Bonus		Option Awards ($)		All Other Compensation ($)		Total ($)

Stan Cipkowski	12/31/07	$205,900	(2)	$0		$0		$23,000	(3)	$228,900
Chief Executive Officer	12/31/06	$197,600		$0		$0		$23,400	(4)	$221,000

Keith E. Palmer(5)	12/31/07	$86,700	(6)	$0		$0		$12,300	(7)	$99,000
Chief Financial Officer	12/31/06	$142,800	(8)	$0		$60,800	(9)	$21,000	(10)	$224,600
Exec VP Finance

Martin R. Gould	12/31/07	$148,000	(11)	$0		$0		$10,900	(12)	$158,900
Chief Science Officer	12/31/06	$130,000		$0		$0		$11,500	(13)	$141,500
Exec VP Technology

Stefan Parker(14)	12/31/07	$98,000	(15)	$10,000	(16)	$0		$10,300	(17)	$118,300
Chief Financial Officer Exec VP Finance

1)
There were no amounts paid to the named executive officers related to Stock Awards, Non-Equity Incentive Plan Compensation or Nonqualified Deferred Compensation Earnings, therefore these portions of the table have been omitted.

2)	Pursuant to his employment agreement, Mr. Cipkowski’s annual salary for the fiscal year ended December 31, 2007 was $205,900.

3)
Includes: car allowance of $9,400, $11,500 for health insurance premiums, and $1,000 for a club membership paid by the Company. Also included is $1,100 for premiums, paid by the Company for Mr. Cipkowski’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

4)
Includes: car allowance of $9,100, $12,000 for health insurance premiums, and $1,000 for a club membership paid by company. Also included is $1,300 for premiums, paid by the Company for Mr. Cipkowski’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

5)	Mr. Palmer resigned as Chief Financial Officer and Executive Vice President, Finance of the Company effective July 9, 2007.
6)	Pursuant to his employment agreement, Mr. Palmer’s salary for the fiscal year ended December 31, 2007 was $149,000.
7)
Includes: car allowance of $5,100 and $6,600 for health and dental insurance premiums. Also included is $600 for premiums, paid by the Company for Mr. Palmer’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

8)	Pursuant to his employment agreement, Mr. Palmer’s annual salary for the fiscal year ended December 31, 2007 was $143,000.
9)
Mr. Palmer’s option grants representing 41,500 (issued April 25, 2001) and 30,500 (issued April 30, 2001), both with exercise prices of $0.94, naturally expired on April 25, 2006 and April 30, 2006 respectively. Mr. Palmer was issued a new grant representing 72,000 common shares on June 13, 2006 at an exercise price of $1.05. This grant vested 100% on June 13, 2007.

10)
Includes: car allowance of $8,400 and $11,500 for health and dental insurance premiums paid by the Company. Also includes $1,100 for premiums, paid by the Company, for Mr. Palmer’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

11)	Pursuant to this employment agreement, Mr. Gould’s annual salary for the fiscal year ended December 31, 2007 was $149,000.
12)	Includes: car allowance of $9,900. Also includes $1,000 for premiums, paid by the Company, for long-term disability and life insurance, both of which are provided to all employees of the Company.
13)
Includes: car allowance of $10,500 and $1,000 for premiums, paid by the Company, for Mr. Gould’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

14)	Mr. Parker was appointed interim Chief Financial Officer effective July 9, 2007, and appointed Chief Financial Officer and Executive Vice President, Finance effective August 22, 2007.
15)
Upon Mr. Parker’s appointment as interim Chief Financial Officer, he received an annual salary of $110,000 and annual car allowance of $10,000 paid monthly. Pursuant to his employment agreement, Mr. Parker’s annual salary for fiscal year ended December 31, 2007 was $120,000.

16)	Mr. Parker received this bonus upon the timely filing of the Company’s Quarterly Report on Form 10-QSB for the fiscal quarter ending June 30, 2007.
17)
Includes: car allowance of $4,200 and $5,400 for health insurance premiums. Also included is $700 for premiums, paid by the Company for Mr. Parker’s benefit, for long-term disability and life insurance, both of which are provided to all employees of the Company.

The following table sets forth information concerning the outstanding equity awards at fiscal year ended December 31, 2007:

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR END

OPTION AWARDS(1)
Name	Number of Securities Underlying Unexercised Options (#) Exercisable(2)	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date

Stan Cipkowski Chief Exec Officer	100,000 100,000 100,000 200,000 338,500	0 0 0 0 0	$ $ $ $ $	2.50 0.94 1.11 1.03 1.08	11/02/09 01/10/11 07/11/12 10/24/12 06/30/14

Keith E. Palmer(3) Chief Fin Officer Exec VP Finance	28,000 50,000 50,000 72,000	0 0 0 0	$ $ $ $	0.94 1.04 0.94 1.05	01/10/11 04/23/13 03/16/15 06/13/16

Martin R. Gould Chief Science Officer Exec VP Technology	100,000 80,000 100,000 50,000 10,000 20,000	0 0 0 0 0 0	$ $ $ $ $ $	2.50 0.95 1.02 1.04 1.14 0.85	11/22/09 01/14/12 04/22/13 04/23/13 06/08/14 06/07/15

Stefan Parker Chief Fin. Officer, Exec VP Finance	25,000	0		$0.94	03/16/15

1)
No Stock Awards were outstanding for any of the named executive officers in the fiscal year ended December 31, 2007 therefore the Stock Awards portion of the table has been omitted. Furthermore, because there were no Equity Incentive Plan Awards outstanding for the named executive officers, this column was omitted as well.

2)	With the exception of Mr. Palmer’s grant noted below, all option grants included in this table that were issued to Mssrs. Cipkowski, Palmer, Gould and Parker were fully vested as of December 31, 2007.
3)
Mr. Palmer resigned as the Company’s Chief Financial Officer and Executive Vice President, Finance effective July 9, 2007. All option grants included in this table that were issued to Mr. Palmer, expired on January 4, 2008.

Additional Narrative related to Executive Compensation

Mr. Cipkowski entered into an employment agreement with the Company on April 19, 2007 for a one year term. The employment agreement automatically renews unless sixty (60) days advance written notice is given by either side and provides for an annual base salary of $205,900 beginning January 1, 2007, a car allowance, health benefits and participation in any management bonus program adopted by the Company. In addition, the Company pays for a club membership and benefits offered to other employees (including long-term disability and life insurance).

Mr. Palmer entered into an employment agreement with the Company on April 19, 2007 for a one year term. The employment agreement automatically renewed unless sixty (60) days advance written notice was given by either side and it provided for an annual base salary of $149,000 beginning January 1, 2007, a car allowance, health and dental benefits and participation in any management bonus program adopted by the Company. In addition, the Company paid for benefits offered to other employees (including long-term disability and life insurance). Mr. Palmer resigned as the Company’s Chief Financial Officer and Executive Vice President, Finance effective July 9, 2007.

Mr. Gould entered into an employment agreement with the Company on May 31, 2007 for a one year term. The employment agreement automatically renews unless sixty (60) days advance written notice is given by either side and provides for an annual base salary of $149,000 beginning January 1, 2007, a car allowance, health and dental benefits and participation in any management bonus program adopted by the Company. In addition, the Company pays for benefits offered to other employees (including long-term disability and life insurance).

Mr. Parker entered into an employment agreement with the Company on August 22, 2007 for a one year term. The employment agreement automatically renews unless sixty (60) days advance written notice is given by either side and provides for an annual base salary of $120,000 beginning August 22, 2007, a car allowance, health and dental benefits and participation in any management bonus program adopted by the Company. In addition, the Company pays for benefits offered to other employees (including long-term disability and life insurance).

Mssrs. Cipkowski, Gould and Parker have severance and change in control provisions under their Employment Agreements (and these provisions were also in Mr. Palmer’s agreement which was terminated effective with his resignation). Under their Agreements, termination from the Company for any reason other than cause will result in severance being paid to Mssrs. Cipkowski, Gould and Parker. Such severance will be equal to twelve (12) months of their respective base salaries at the time of separation, with continuation of all medical benefits during the twelve-month period at ABMC’s expense. Additionally, Mssrs. Cipkowski, Gould and Parker may resign their positions and elect to exercise the severance provision at their option under the following circumstances:

1)
If they are required to relocate by the Company or its Board of Directors more than 50 miles from the Company’s New York corporate facility as a condition of continued employment in the case of Cipkowski or Parker, and 50 miles from the Company’s New Jersey facility in the case of Mr. Gould, or

2)
If there is a substantial change in the responsibilities normally assumed by a Chief Executive Officer (in the case of Mr. Cipkowski) or Chief Financial Officer (in the case of Mr. Parker), or Chief Science Officer (in the case of Mr. Gould) at the direction of the Board of Directors (i.e. demotion)

The Agreements also contain a Change in Control provision in which Mssrs. Cipkowski, Gould or Parker would receive lump sum severance payments equal to two times their respective base salaries at the time of the change in control if their employment with the Company does not continue for any reason 10 days following the change in control.

Messrs. Cipkowski, Gould and Parker share in a bonus program with 11 other managers in the organization (See the caption “Bonus Programs” on page 11).

COMPENSATION OF DIRECTORS

DIRECTOR COMPENSATION(1)

Name	Fees Earned or Paid in Cash ($)(2)		All Other Compensation ($)		Total ($)
Edmund M. Jaskiewicz, Chairman of the Board	$13,750	(3)	$77,000	(4)	$90,750
Daniel W. Kollin, Director	$13,750	(3)	$0		$13,750
Richard P. Koskey, Director	$13,750	(3)	$0		$13,750
Carl A. Florio, Director	$13,750	(3)	$0		$13,750
Anthony G. Costantino, Director	$17,500	(5)	$0		$17,500
Jean Neff(6),Director	$0		$0		$0

1)
There were no Stock Awards, Option Awards, Non-Equity Incentive Plan Compensation, or Non-Qualified Deferred Compensation Earnings issued or earned by members of the Board of Directors in fiscal year ended December 31, 2007 therefore, these columns have been omitted from the Director Compensation table.

2)	This figure does not include any reimbursed out of pocket expenses related to a Director’s attendance at a meeting of the Board of Directors or committee of the Board of Directors.
3)	Fees paid for attendance of six (6) regularly scheduled Board meetings, one of which was attended telephonically.

4)
Amounts paid to Mr. Jaskiewicz in consideration of his services as patent and trademark counsel to the Company. This figure does not include $6,700 paid to Mr. Jaskiewicz for reimbursement of filing fees associated with the Company’s patents and trademarks.

5)	Fees paid for attendance of six (6) regularly scheduled Board meetings.
6)	Jean Neff was not appointed to the Board of Directors until February 2008.

Information Related to Non-Employee Director Stock Options Outstanding as of December 31, 2007

Name	Number of Securities Underlying Unexercised Options (#) Exercisable	Number of Securities Underlying Unexercised Options (#) Unexercisable	Option Exercise Price ($)		Option Expiration Date
Edmund M. Jaskiewicz	10,000 141,500	0 0	$ $	1.74 1.08	01/15/14 06/30/14
Daniel W. Kollin	6,250 13,500 29,000 27,000	0 0 0 0	$ $ $ $	1.11 1.53 1.09 0.86	02/05/13 01/28/14 06/15/14 07/07/15
Richard P. Koskey	15,750 54,000 29,000	0 0 0	$ $ $	1.15 1.09 0.86	10/23/13 06/15/14 07/07/15
Carl A. Florio	20,830 29,000	0 0	$ $	1.06 0.86	07/29/14 07/07/15
Anthony G. Costantino	29,000 6,000 27,000	0 0 0	$ $ $	1.09 1.03 0.86	06/15/14 03/10/15 07/07/15
Jean Neff	0	0		NA	NA

Note: Information related to Mr. Cipkowski’s outstanding stock options can be found in the table titled “Outstanding Equity Awards at Fiscal Year End” under “Executive Compensation”.

Narrative to Director Compensation Table

Directors who are not employees (“Non Employee Directors”) of the Company receive a fee of $2,500 per meeting for attending meetings of the Board in person and $1,250 per meeting for attendance at telephonic meetings of the Board, and are reimbursed for out-of-pocket expenses incurred in attending such meetings.

The Non Employee Directors agreed, and the Board of Directors therefore resolved, to waive all fees related to the attendance of Committee meetings of the Board of Directors in the fiscal year ended December 31, 2007. Committee members were however reimbursed for any out of pocket expenses they may have incurred in attending of meeting of the Committees.

No member of the Board of Directors has a compensation arrangement that differs from those arrangements of other members of the Board of Directors.

Independent Public Accountants

The Company selected UHY LLP (“UHY”) to be its principal independent registered public accounting firm for the fiscal year ending December 31, 2007 and has selected UHY to continue to be its principal independent registered public accounting firm for the fiscal year ending December 31, 2008. Representatives of UHY are expected to attend the Annual Meeting and will have an opportunity to make a statement and/or to respond to appropriate questions from shareholders.

Through April 26, 2008, UHY had a continuing relationship with UHY Advisors, Inc. ("Advisors") from which it leased auditing staff who were full time, permanent employees of Advisors and through which UHY's partners provide non-audit services.  UHY has only a few full time employees.  Therefore, few, if any, of the audit services performed were provided by permanent full-time employees of UHY.  UHY manages and supervises the audit services and audit staff, and is exclusively responsible for the opinion rendered in connection with its examination.

Audit fees

The aggregate fees billed by UHY to the Company for the fiscal years ended December 31, 2007 and December 31, 2006 for the audit of financial statements and review of financial statements included in the Company’s Form 10-QSB, or services that were normally provided by UHY in connection with statutory or regulatory filings or engagements were $107,214 and $102,256, respectively.

Audit Related Fees

There were no Audit Related Fees billed by UHY to the Company in the fiscal years ended December 31, 2007 or December 31, 2006.

Tax Fees

The aggregate fees billed by UHY to the Company for the fiscal years ended December 31, 2007 and December 31, 2006 for professional services related to tax compliance, tax advice, and tax planning were $7,000 and $6,000 respectively. The fees in the fiscal year ended December 31, 207 and December 31, 2006 were for services related to the preparation and filing of the Company’s tax return.

All Other Fees

There were no Other Fees billed by UHY to the Company in the fiscal year ended December 31, 2007 or December 31, 2006.

There were no other fees billed by UHY for services rendered to the Company other than the services described herein and the Audit Committee has considered whether the provision of these services is compatible with maintaining the independence of our public accountants. Pursuant to Rule 210.2-01(c)(i), prior to the engagement of an independent public accountant by the Company to render audit or non-audit services, the Company’s Audit Committee approves the engagement. 100% of the services performed by UHY were so approved.

Other Matters

The Board of Directors is not aware of any matter to be presented for action at the Annual Meeting other than the matters set forth herein. Should any other matter requiring a vote of shareholders arise, the proxies confer upon the person or persons entitled to vote the shares represented by such proxies the authority to vote the proxies in their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

Melissa A. Waterhouse
Corporate Secretary
April 24, 2008	Chief Compliance Officer

PROXY

ANNUAL MEETING OF SHAREHOLDERS

For Fiscal Year Ended December 31, 2007

AMERICAN BIO MEDICA CORPORATION

THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS
OF THE CORPORATION

The undersigned shareholder of American Bio Medica Corporation, having received the Notice dated April 24, 2008, of the Annual Meeting of Shareholders, hereby nominates, constitutes, appoints and authorizes Edmund M. Jaskiewicz and Melissa A. Waterhouse, and each of them with full power to act alone, as proxies with full power of substitution, for me and in my name, place and stead, to vote all the common shares of said corporation standing in my name on its books on April 21, 2008, at the Annual Meeting of Shareholders to be held at 10:00 A.M. on Tuesday, June 17, 2008 at the Holiday Inn, 8 Empire Drive, Rensselaer, New York 12144, or at any adjournments thereof, with all the power the undersigned would possess if personally present, as follows:

1.
The election of the three (3) nominees listed in the Proxy Statement for the Annual Meeting as directors to serve the terms indicated in the Proxy Statement commencing with the ensuing year and until their successors shall be elected and duly qualified.

IF YOU WISH YOUR VOTES TO BE CAST FOR EACH OF THE THREE (3) NOMINEES LISTED BELOW, PLACE AN "X" IN THIS BOX  ☐

IF YOU WISH TO WITHHOLD YOUR VOTES FOR EACH OF THE THREE (3) NOMINEES LISTED BELOW, PLACE AND “X” IN THIS BOX ☐

IF YOU DO NOT WISH TO VOTE FOR ALL OF THE NOMINEES, LINE OUT THE NAMES OF PERSONS FOR WHOM YOU DO NOT CHOOSE TO VOTE:

DIRECTORS:
Edmund M. Jaskiewicz
Daniel W. Kollin
Jean Neff

2.	Upon such other business as may properly come before the Annual Meeting or any adjournments thereof.

THIS PROXY CONFERS AUTHORITY TO VOTE FOR EACH OF THE THREE (3) NOMINEES LISTED EVEN THOUGH THE BLOCK IN ITEM 1 IS NOT MARKED UNLESS THE NAMES OF ONE OR MORE PERSONS ARE LINED OUT. IF ANY OTHER BUSINESS IS PRESENTED AT THE ANNUAL MEETING, THIS PROXY SHALL BE VOTED IN THE DISCRETION OF THE PROXY HOLDERS.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND THE COST OF SAME IS BORNE BY THE CORPORATION. THIS PROXY MAY BE REVOKED BY WRITING TO THE CORPORATE SECRETARY, AMERICAN BIO MEDICA CORPORATION, 122 SMITH ROAD, KINDERHOOK, NEW YORK 12106 OR IN PERSON AT THE ANNUAL MEETING OF SHAREHOLDERS AT ANY TIME PRIOR TO ITS EXERCISE.

Date:

Name:
Beneficial Shareholder (Please Print)

Address:

Signature(s)

(All Shareholders must sign)

NUMBER OF SHAREHOLDERS VOTING __________________________

IF SHARES ARE NOT REGISTERED IN YOUR NAME, PLEASE GIVE THE NAME AND ADDRESS OF THE PERSON OR ENTITY IN WHOSE NAME THEY ARE REGISTERED.

(This must be completed if applicable)

Please date, fill in your complete name and address and sign above exactly as your name or names appear hereon, and return this proxy promptly in the enclosed envelope. When signing as attorney, executor, administrator, trustee or guardian, please give full title. If there is more than one fiduciary, all should sign. All joint owners must sign.